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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                                                                     91-1671412
                     DELAWARE                                                     (I.R.S. Employer
     (State of incorporation or organization)                                    Identification No.)

             10700 PARKRIDGE BOULEVARD
                     SUITE 600
                RESTON, VIRGINIA                                                        20191
   (Address of principal executive offices)                                          (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act: None

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X ]

        Securities Act registration statement file number to which this form relates: 333-44060

        Securities to be registered pursuant to Section 12(g) of the Act:

                      Class A Common Stock, $.001 par value


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                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the securities to be registered hereunder is contained in the section entitled "Description of Capital Stock" in the prospectus included in the registrant's Registration Statement on Form S-1, as amended (file no. 333-44060), filed with the Securities and Exchange Commission and incorporated herein by reference.


ITEM 2. EXHIBITS.

        The following exhibits are filed as a part of this registration statement:

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
                  Exhibit
                  Number                                    Description
                  ------                                    -----------
                  3.1                                       Certificate of Incorporation (filed as Exhibit 3.1 to
                                                            Amendment No. 4 to the Registration Statement on Form
                                                            S-1 (file no. 333-44060) filed on November 29, 2000
                                                            and incorporated herein by reference).

                  3.2                                       Amended and Restated Bylaws (filed as Exhibit 3.2 to
                                                            Amendment No. 4 to the Registration Statement on Form
                                                            S-1 (file no. 333-44060) filed on November 29, 2000
                                                            and incorporated herein by reference.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                        NEXTEL INTERNATIONAL, INC.



                        By:    /s/ ROBERT J. GILKER
                             -------------------------------------------------
                             Robert J. Gilker
                             Vice President and General Counsel


Date:  March 5, 2001

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